UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2015

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN 55402

(Address of principal executive offices) (Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 2, 2015, the Board of Directors of GWG Holdings, Inc. adopted an amendment to the corporation’s bylaws that rescinded what had been Sections 7.1 and 7.3 of the bylaws, which sections had respectively contained a fee-shifting provision and a provision requiring shareholder claims to be accompanied by written consents of beneficial stockholders owning at least three percent of the corporation’s outstanding shares. In addition, the new amendment amended and restated what had been Section 7.2 of the bylaws, which section had contained exclusive-forum provisions requiring that claims and counterclaims relating to the corporation be brought in the State of Minnesota. As amended and restated, that Section (which has been renumbered as Section 7.1) now identifies the State of Delaware as the exclusive forum in which claims and counterclaims relating to the corporation must be brought. A copy of the amendment is filed as Exhibit 3.1 to this report. The description of the amendment contained above is qualified in its entirety by the actual text of the amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

GWG Holdings, Inc. held its annual meeting of stockholders on June 1, 2015. At the meeting, stockholders of GWG Holdings took the following actions:

(i) The stockholders elected seven directors to serve as members of the Board of Directors until the next annual meeting of stockholders. The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Jon R. Sabes	5,153,998	14,654
Paul A. Siegert	5,153,998	14,654
Steven F. Sabes	5,147,998	20,654
Charles H. Maguire III	5,153,998	14,654
David H. Abramson	5,153,998	14,654
Jeffrey L. McGregor	5,153,998	14,654
Shawn R. Gensch	5,153,998	14,654

(ii) The stockholders approved an amendment to the GWG Holdings, Inc. 2013 Stock Incentive Plan. The holders of 4,889,093 shares voted for this proposal; the holders of 253,994 shares voted against this proposal; and the holders of 34,565 shares abstained.

(iii) The stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of GWG Holdings for the year ending December 31, 2015. The holders of 5,409,728 shares voted for this proposal; the holders of 113,504 shares voted against this proposal; and the holders of 8,697 shares abstained.

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Item 8.01 Other Events.

On June 2, 2015, GWG Holdings, Inc. issued a press release relating to the matters discussed in this report above. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1     Amendment No. 2 to Bylaws (filed herewith).

99.1   Press release (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: June 2, 2015	By:	/s/ William Acheson
William Acheson Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to Bylaws (filed herewith).
99.1	Press release dated June 2, 2015 (filed herewith).